Exhibit 99.2 Evofem Biosciences AMPREVENCE Data Results December 2, 2019 Nasdaq: EVFM

Forward-Looking Statements This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as “may,” ”will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “strategy,” “objective,” “designed,” “suggest,” “currently,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following: o the outcome or success of Evofem’s clinical trials o Evofem’s ability to obtain the necessary regulatory approvals for its product candidates, including approval from the U.S. Food and Drug Administration for the use of Amphora® as a contraceptive, and the timing of such approvals the rate and degree of market acceptance of Amphora® o ® o Evofem’s ability to successfully commercialize Amphora and its ability to develop sales and marketing capabilities o Evofem’s ability to maintain and protect its intellectual property o Evofem’s ability to raise additional capital when needed and to rely on existing cash reserves to fund its current development plans and operations Evofem’s reliance on third party providers, such as third party manufacturers and clinical research organizations o ® o the absence of any adverse events or side effects relating to the use of Amphora o Evofem’s ability to retain members of its management and other key personnel o and other risk factors detailed in Evofem’s filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K filed on March 1, 2019 and subsequent filings The forward looking statements in this presentation represent Evofem’s views only as of the date of this presentation, December 2, 2019, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward- looking statements in this presentation are qualified in their entirety by this cautionary statement.

AMPREVENCE Trial Key Take-Aways  Study met primary and secondary endpoints with statistical significance – PRIMARY: 50% relative risk reduction in urogenital chlamydia infection – SECONDARY: 78% relative risk reduction in urogenital gonorrhea infection  Amphora was generally safe and well tolerated in this study population 3

Incidence of Sexually Transmitted Infections (U.S.) Increasing at an Alarming Annual Rate CHLAMYDIA GONORRHEA 19% rate increase 1.8M 63% ~580K 1.4M rate increase ~350K 2014 2018 2014 2018 Source: Centers for Disease Control and Prevention. Sexually Transmitted Disease Surveillance 2018. Atlanta: U.S. Department of Health and Human Services; 2019. 4 DOI: 10.15620/cdc.79370.

Amphora Attributes & Mechanism of Action Body • Investigational, non-hormonal, acid- pH Level 5 buffering MVP-R vaginal gel candidate with bio-adhesive properties Water pH Level 7 • Designed to maintain a natural acidic Semen/Blood vaginal pH of 3.5 to 4.5 pH Level 7.1 - 8 – Inhibits motility of spermatozoa Soap pH Level 7 - 14 – Natural environment is 0 1 2 3 4 5 6 7 8 9 10 11 12 13 Acidic Basic inhospitable to microbes such as Amphora - chlamydia and gonorrhea Normal Vaginal pH Level 3.5-4.5 pH Levels 5

Amphora: Potential to Impact Public Health 1.7M Annually1 Addressable Population AMPREVENCE Phase 2b 2019 2020 2021 2022 Clinical Trial Design Double-blinded, placebo-controlled efficacy trial Expected Anticipated Top-line Data at 50 U.S. sites Top-Line Expected Phase 3 Data Anticipated Initiation of U.S. Approval 860 women, 18-45 years old, with chlamydia Phase 3 infection in the prior four months Primary endpoint: prevention of Chlamydia trachomatis in women Secondary endpoint: prevention of Neisseria gonorrhea in women Amphora granted Fast Track designation for prevention of chlamydia in women and Qualified Infectious Disease Product (QIDP) designation for prevention of gonorrhea 6

AMPREVENCE: Top-line Phase 2b Results CHLAMYDIA GONORRHEA 10 9.8% 9 8 50% Relative Risk 7 Reduction 6 5 4.9% 4 78% 3 3.2% Relative Risk Reduction 2 1 0.7% 0 Placebo Amphora Placebo Amphora Amphora was generally safe and well tolerated. Adverse events were similar across both arms (7.2% for Amphora and 7.5% for placebo).

Significant Key Milestones and Next Steps  Resubmitted Amphora NDA for the prevention of pregnancy to the FDA – Accelerating pre-commercial activities and launch preparations  Reported positive top-line results from the AMPREVENCE trial – Will be requesting an end-of-Phase 2 meeting with the FDA  Conducting additional market research – Results will enhance our understanding of the opportunity for Amphora for the prevention of chlamydia and gonorrhea 8

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